SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C. 20549
<P>
                  ----------------------
<P>
                         FORM 8-K
<P>
                  ----------------------
<P>
                       CURRENT REPORT
<P>
             PURSUANT TO SECTION 13 OR 15(D) OF
            THE SECURITIES EXCHANGE ACT OF 1934
<P>
    Date of Report (Date of earliest event reported):
                      April 26, 2000
<P>
                       SEGWAY II CORP.
<P>
   (Exact Name of Registrant as Specified in Its Charter)
<P>
                          New Jersey
<P>
       (State or Other Jurisdiction of Incorporation)
<P>

          0-29585                                      22-3704065
         ---------                                     ----------
  (Commission File Number)                  (IRS Employer Identification No.)
<P>
   4400 ROUTE 9, 2ND FLOOR, FREEHOLD, NEW JERSEY          07728
(Address of Principal Executive Offices)               (Zip Code)

<P>
                     (732) 409-1212
<P>
   (Registrant's Telephone Number, Including Area Code)
<P>
              (Former Name or Former Address,
                if Changed Since Last Report)
<P>
ITEM 1. CHANGES IN CONTROL OF REGISTRANT
<P>
Pursuant to a Stock Acquisition and Reorganization Agreement (the "Acquisition Agreement") effective April 26, 2000, RGR Corp. and Robert Jaclin, together representing all of the shareholders of issued and outstanding common stock of Segway II Corp. a New Jersey corporation (the "Company") transferred all one hundred percent (100%) of their outstanding shares of common stock ("Common Stock") of Segway II Corp. to Pangea Petroleum Corp., a Colorado corporation ("Pangea"), for $75,000 and 5,000 shares of $.001 par value common stock of Pangea (the "Acquisition").
<P>
The Acquisition was approved by the unanimous consent of the Board of Directors of Segway and Pangea on April 26, 2000. The Acquisition is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended ("IRC").
<P>
Upon effectiveness of the Acquisition, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission (the "Commission"), Pangea elected to become the successor issuer to the Company for reporting purposes under the Securities Exchange Act of 1934 (the "Act") and elects to report under the Act effective April 26, 2000.
<P>
As of the effective date of the Acquisition Agreement, the Company shall assume the name of Pangea. Pangea's officers and directors will become the officers and directors of Segway. As of the Effective Date, Mr. Anslow shall have resigned as an officer and director of Segway.
<P>
No subsequent changes in the officers, directors and five percent shareholders of Pangea are presently known. The following table sets forth information regarding the beneficial ownership of the shares of the Common Stock (the only class of shares previously issued by Pangea) at April 24, 2000 by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, (ii) each director of the Company, (iii) the executive officers of the Company, and (iv) by all directors and executive officers of the Company as a group, prior to and upon completion of this Offering. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address of the Company.
<P>

                 NAME OF              SHARES OF
TITLE OF CLASS   BENEFICIAL OWNER     COMMON STOCK     PERCENT OF CLASS
---------------------------------------------------------------------------------
Common Stock     Richard I. Anslow     5,000,000            95.24%
<P>
                 Robert Jaclin           250,000             4.76%
<P>
DIRECTORS AND
OFFICERS AS A
GROUP                                  5,000,000            95.24%

<P>
The following is a biographical summary of the directors and officers of Pangea:
<P>
CHARLES B. POLLOCK, 60, has been the Chairman of the Board and Chief Executive Officer of Pangea since June 1999. From January 1994 to September 1995, Mr. Pollock was President of Praxair Indonesia, an industrial gas company where his responsibilities were those as Chief Executive Officer of such company. From October 1995 to August 1996, he was manager of Praxair, Inc., an industrial gas company. His responsibilities included strategic marketing and competition analysis. From September 1996 to May 1999, Mr. Pollock was self employed as a consultant in which his projects included the acquisition and sale of businesses, competitive analysis and strategic marketing. Mr. Pollock received his Bachelor's of Science degree in 1962 from North Carolina State University, his Master of Science degree in Ceramic Engineering from North Carolina State University in 1968 and his Ph.D in Material Engineering from North Carolina State University in 1972.
<P>
DAVID H. LENNOX, 63, has been the President of Pangea since January 5, 2000. Mr. Lennox has over 20 years management experience in the construction industry. Since January 1976, Mr. Lennox is President of Legend Construction where his responsibilities include the day to day operations of such company. Mr. Lennox received his Bachelor's Degree from Lehigh University in 1962 and his Masters of Science Degree in Operations Research from Lehigh University in 1966.
<P>
KAREN L. CLOUD, 43, has been Secretary of Pangea since July 1999. From 1986 to 1999, Ms. Cloud was an Administrator at Praxair Inc. where her responsibilities included computer development, accounting manual development, web development and travel coordinator.
<P>
The Directors named above will serve until the next annual meeting of the shareholders of Pangea in the year 2001. Directors will be elected for one-year terms at each annual shareholder's meeting. Officers hold their positions at the appointment of the Board of Directors.
<P>
<P>
ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
<P>
the shareholders of the Company transferred one hundred percent (100%) of the issued and outstanding shares of Common Stock of Segway to Pangea Petroleum Corp., for $75,000 and 5,000 shares of $.001 par value common stock of Pangea. In evaluating the Acquisition, Segway used criteria such as the value of Pangea's business relationships, goodwill, Pangea's ability to compete in the oil and natural gas industry, Pangea's current and anticipated business operations, and the background of Pangea's officers and directors in the oil and natural gas industry. No material relationship exists between the selling shareholders of Segway or any of its affiliates, any director or officer, or any associate of any such director or officer of Segway and Pangea except that Richard I. Anslow, the majority shareholder of RGR Corp., is the principal of Richard I. Anslow & Associates who was legal counsel for Pangea until it resigned as legal counsel for the purposes of avoiding a conflict of interest to effectuate the Acquisition Agreement. For the purpose of filing this Form 8-K and subsequent to the effectiveness of the Acquisition Agreement, Richard I. Anslow & Associates will resume as legal counsel of Pangea. Segway II was formed, and RGR Corp. became a shareholder of Segway, prior to being retained as legal counsel by Pangea. The consideration exchanged pursuant to the Acquisition Agreement was negotiated between Segway and Pangea in an arm's-length transaction. The consideration paid derived from Pangea's cash on hand and treasury stock.
<P>
ITEM 3. BANKRUPTCY OR RECEIVERSHIP
<P>
No court or governmental agency has assumed jurisdiction over any substantial part of Pangea's business or assets.
<P>
ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
Pangea retained its certifying accountants at the time of the Acquisition Agreement.
<P>
ITEM 5. OTHER EVENTS
<P>
SUCCESSOR ISSUER ELECTION. Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, Pangea elected to become the successor issuer to Segway II Corp. for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective April 26, 2000.
<P>
ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS
<P>
No directors have resigned due to a disagreement with Pangea since the date of the last annual meeting of shareholders.
<P>
ITEM 7. FINANCIAL STATEMENTS
<P>
The audited consolidated financial statements of Pangea for the years ending December 31, 1999 and 1998 and reviewed consolidated financial statements of Pangea for the quarter ending March 31, 2000 are filed herewith.
<P>
ITEM 8. CHANGE IN FISCAL YEAR
<P>
There has been no change in Pangea's fiscal year.
<P>
                    PANGEA PETROLEUM CORP.
                    FINANCIAL STATEMENTS
<P>
               INDEPENDENT ACCOUNTANT'S REPORT
<P>
To the Board of Directors
Pangea Petroleum Corporation
6666 Harwin, Suite 545
Houston, Texas 77036
<P>
I have reviewed the pro forma adjustments reflecting the event described in Note 1 and the application of those adjustments to the historical amounts in the accompanying pro forma balance sheet of Pangea Petroleum Corporation as of April 26, 2000, and the pro forma statement of operations for the three month period then ended. These historical financial statements are derived from the March 31, 2000 historical financial statements of Pangea Petroleum Corporation, which were reviewed by me, and the audited financial statements of Segway II Corp. as of January 31, 2000, which were audited by Varma and Associates, Certified Public Accountants. My review was conducted in accordance with standards established by the American Institute of Certified Public Accountants.
<P>
A review is substantially less in scope than an examination, the objective of which is the expression of an opinion on management's assumptions, the pro forma adjustments , and the application of those adjustments to historical information. Accordingly, I do not express such an opinion.
<P>
The objective of this pro forma financial information is to show what the significant effect s on the historical information might have been had the event described in Note 1 had occurred at an earlier date. However, the pro forma financial statements are not necessarily indicative of the results of operations or related effects on financial position that wold have been attained had the above mentioned event actually occurred earlier.
<P>
Based on my review, nothing came to my attention that caused me to believe that management's assumptions do not provide a reasonable bases for presenting the significant effects directly attributable to the above mentioned event described in Note 1, that the related pro forma adjustments do not give appropriate effect to those assumptions, or that the pro forma column does not reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma balance sheet as of March 31, 2000, and the pro forma statement of operations for the three months then ended.
<P>
April 27, 2000
<P>
James J. Taylor,
Certified Public Accountant
New Braunfels, Texas
<P>
                          PANGEA PETROLEUM CORPORATION
                             PRO FORMA BALANCE SHEET
                                 MARCH 31, 2000

                                               PANGEA        SEGWAY      COMBINED
                                               ------        ------      --------
                                  ASSETS
Current Assets:
  Cash                                         $38,450        $500        $38,950
  Accounts receivable:
    Trade                                       36,619                     36,619
    Employees                                   11,841                     11,841
    Less - Allowance for doubtful accounts     (29,868)                   (29,868)
                                               -----------------------------------
         Net accounts receivable                18,592           0         18,592
<P>
    Real estate for investment (at cost)        46,642                     46,642
    Excess payroll tax withholding                  70                         70
    Deferred tax asset                          82,858                     82,858
                                               -----------------------------------
         Total current assets                  186,612         500        187,112
                                               -----------------------------------
Fixed Assets:
    Office equipment                            15,245                     15,245
    Worldlink equipment                         61,000                     61,000
    Oil and gas property                        58,000                     58,000
    Less - Accumulated depreciation            (17,247)                   (17,247)
                                               -----------------------------------
         Net fixed assets                      116,998           0        116,998
                                               -----------------------------------
Other Assets:
   Deposits                                        988                        988
   Radio advertising credits                     1,000                      1,000
   Purchased company                            75,000                     75,000
   Worldlink goodwill                          100,000                    100,000
   Organization expense (net
    of $283 amortization)                          192                        192
                                               -----------------------------------
        Net other assets                       177,180                    177,180
                                               -----------------------------------
Total Assets                                  $480,790        $500       $481,290
                                               ===================================
<P>
               LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable - trade                    $166,867         150        167,017
  Accrued interest payable                      10,581                     10,581
  Sales taxes payable                              539                        539
                                               -----------------------------------
        Total current liabilities              177,987         150        178,137
<P>
Long-Term Liabilities
  Note payable to related company              162,000                    162,000
                                               -----------------------------------
<P>
Other Liabilities:
  Accounts payable - affiliated companies      308,120                    308,120
                                               -----------------------------------
        Total liabilities                      648,107         150        648,257
                                               -----------------------------------
<P>
Stockholders' Equity:
  Common stock ($0.001 par value, 50,000,000 shares authorized,
   19,285,500 shares issued and outstanding)    19,280         500         19,780
  Additional paid in capital                   311,277                    311,277
  Deficit accumulated                         (497,874)       (150)      (498,024)
                                               -----------------------------------
        Total stockholders' equity            (167,317)        350       (166,967)
                                               -----------------------------------
Total Liabilities and Stockholders' Equity    $480,790        $500       $481,290
                                               ===================================

<P>
       See Accountant's Pro Forma Report and Note to Pro Forma Statements
                                       -2-
<P>
                          PANGEA PETROLEUM CORPORATION
                        PRO FORMA STATEMENT OF OPERATION
                 FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2000

                                      PANGEA            SEGWAY         COMBINED
                                      ------            ------         --------
Revenues:
  Advertising income                    $516             $0            $516
<P>
Operating Expenses:
  Amortization expense                    25              0              25
  Bank charges                            27                             27
  Depreciation expense                 4,474                          4,474
  Delivery and postage                    43                             43
  Medical insurance                    4,721                          4,721
  Legal and professional expense      26,645            150          26,795
  Stock registration fees             11,370                         11,370
  PR newswire                            400                            400
  Late payment fees                       79                             79
  Meals and entertainment                773                            773
  Office expense                         221                            221
  Payroll tax expense                  3,988                          3,988
  Salaries expense                    39,625                         39,625
  Supplies                             1,731                          1,731
  Telephone expense                      885                            885
  Travel expense                       6,151                          6,151
  Production expense                   3,480                          3,480
                                     -----------------------------------------
     Total operating expenses        104,638            150         104,788
                                     -----------------------------------------
Net Income (Loss) from Operations   (104,122)          (150)       (104,272)
<P>
Other Income (Expenses):
  Interest income                          0                              0
  Interest expense                    (3,231)                        (3,231)
                                      -----------------------------------------
      Total other income (expense)    (3,231)             0          (3,231)
                                      -----------------------------------------
<P>
Net Income (Loss) before
 Income Tax Benefit                 (107,353)                      (107,503)
<P>
Income tax benefit                    17,597              0          17,597
                                      -----------------------------------------
<P>
Net Income (Loss)                    (89,756)          (150)        (89,906)
<P>
Accumulated deficit,
  beginning of period               (408,118)             0        (408,118)
                                      -----------------------------------------
<P>
Accumulated Deficit, End of Period ($497,874)         ($150)      ($498,024)
                                      =========================================
<P>

       See Accountant's Pro Forma Report and Note to Pro Forma Statements
<P>
               PANGEA PETROLEUM CORPORATION
               (A Development Stage Company)
          Notes to Pro Forma Financial Statements
<P>
                     March 31, 2000
<P>
Note 1 - Acquisition of Company
<P>
On April 26, 2000, an agreement was entered into by Pangea
Petroleum Corporation and Segway II Corp. for Pangea to acquire all of the assets and equity of Segway. The agreement called for a cash payment of $75,000 and 5,000 shares of $0.001 par value stock of Pangea in exchange for all of the assets and equity of Segway. These statements are based on the transaction having taken place on March 31, 2000, and utilize the reviewed financial statements of Pangea Petroleum Corporation as of that date by James J.
Taylor, Certified Public Accountant, combined with the audited financial statements of Segway II Corp. audited by Varma and Associates, Certified Public Accountants.
The resulting pro forma statements reflect the effect on those historical financial statements.
<P>

                          PANGEA PETROLEUM CORPORATION
                         (A DEVELOPMENT STAGE COMPANY)
                                 MARCH 31, 2000
                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
Independent Auditor's Report                                                 1
<P>
Financial Statements:
<P>
            Balance Sheet                                                    2
<P>
            Statement of Operations                                          3
<P>
            Statement of Stockholders' Equity                                4
<P>
            Statement of Cash Flows                                          5
<P>
            Notes to the Financial Statements                               6-8

<P>
The Board of Directors
Pangea Petroleum Corporation
6666 Harwin, Suite 545
Houston, Texas 77036
<P>
I have reviewed the accompanying balance sheet of Pangea Petroleum Corporation as of March 31, 2000 the related statements of operation and accumulated deficit, stockholder's equity, and cash flows for the three month period then ended, in accordance with Statements for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of Pangea Petroleum Corporation.
<P>
A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, I do not express such an opinion.
<P>
Based on my review, I am not aware of any material modification that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.
<P>
The accompanying financial statements have been prepared assuming Pangea Petroleum Corporation will continue as a going concern. As shown in the financial statements, the Company has a deficit accumulated during the development stage of $497,874. The Company has operated as a development stage enterprise since its inception by devoting substantially all of its efforts to financial planning and raising capital. These conditions raise substantial doubt about the Company's continued existence. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.
<P>
April 27, 2000
<P>
James J. Taylor,
Certified Public Accountant
New Braunfels, Texas
<P>
                          PANGEA PETROLEUM CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                 MARCH 31, 2000

                                     ASSETS
Current Assets:
   Cash                                           $  38,450
   Accounts receivable:
        Trade                                        36,619
        Employees                                    11,841
        Less - Allowance for doubtful accounts      (29,868)
                                                    ---------
             Net accounts receivable                 18,592
        Real estate for investment (at cost)         46,642
        Excess payroll tax withholding                   70
        Deferred tax asset                           82,858
                                                    ---------
             Total current assets                   186,612
                                                    ---------
<P>
Fixed Assets:
        Office equipment                             15,245
        Worldlink equipment                          61,000
        Oil and gas property                         58,000
        Less - Accumulated depreciation             (17,247)
                                                    ---------
             Net fixed assets                       116,998
                                                    ---------
Other Assets:
        Deposits                                        988
        Radio advertising credits                     1,000
        Worldlink goodwill                          100,000
        Organization expense (net of
         $283 amortization)                             192
                                                   ---------
             Net other assets                       102,180
                                                   ---------
Total Assets                                      $ 405,790
                                                   =========
<P>
                     LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
        Accounts payable - trade                   $91,867
        Accrued interest payable                    10,581
        Sales taxes payable                            539
                                                   ---------
             Total current liabilities             102,987
<P>
Long-Term Liabilities
        Note payable to related company            162,000
                                                   ---------
<P>
Other Liabilities:
        Accounts payable - affiliated companies    308,120
                                                   ---------
             Total liabilities                     573,107
                                                   ---------
<P>
Stockholders' Equity:
      Common stock ($0.001 par value,
        50,000,000 shares authorized,
        19,280,500 shares issued and
        outstanding at March 31, 2000)              19,280
      Additional paid in capital                   311,277
      Deficit accumulated during the
        development stage                         (497,874)
                                                   ---------
             Total stockholders' equity           (167,317)
                                                   ---------
Total Liabilities and Stockholders' Equity      $ 405,790
                                                 =========

            See Accountant's Report and Notes to Financial Statements
<P>
                          PANGEA PETROLEUM CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                 STATEMENTS OF OPERATION AND ACCUMULATED DEFICIT
                 FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2000

Revenues:
     Advertising income                                                    $516
<P>
Operating Expenses:
     Amortization expense                                                    25
     Bank charges                                                            27
     Depreciation expense                                                 4,474
     Delivery and postage                                                    43
     Medical insurance                                                    4,721
     Legal and professional expense                                      26,645
     Stock registration fees                                             11,370
     PR newswire                                                            400
     Late payment fees                                                       79
     Meals and entertainment                                                773
     Office expense                                                         221
     Payroll tax expense                                                  3,988
     Salaries expense                                                    39,625
     Supplies                                                             1,731
     Telephone expense                                                      885
     Travel expense                                                       6,151
     Production expense                                                   3,480
                                                                  -------------
          Total operating expenses                                      104,638
                                                                  -------------
Net Income (Loss) from Operations                                      (104,122)
<P>
Other Income (Expenses):
     Interest income                                                          0
     Interest expense                                                    (3,231)
                                                                  -------------
          Total other income (expense)                                   (3,231)
                                                                  -------------
Net Income (Loss) before Income Tax Benefit                            (107,353)
<P>
Income tax benefit                                                       17,597
                                                                  -------------
Net Income (Loss)                                                       (89,756)
<P>
Accumulated deficit, beginning of period                               (408,118)
                                                                  -------------
Accumulated Deficit, End of Period                                    ($497,874)
                                                                  =============
<P>
(Loss) per Share of Common Stock Outstanding                           ($0.0049)
                                                                  =============
<P>
Weighted Average of Common Stock Shares Outstanding               18,503,763.74
                                                                  =============

            See Accountant's Report and Notes to Financial Statements
<P>
<P>
                          PANGEA PETROLEUM CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                        STATEMENT OF STOCKHOLDERS' EQUITY
               FOR THE PERIOD OF JANUARY 1, 1998 to MARCH 31, 2000

                                                                     DEFICIT
                                                                    ACCUMULATED
                                                     ADDITIONAL        DURING
                             COMMON STOCK            PAID-IN       DEVELOPMENT
                        SHARES         AMOUNT        CAPITAL           STAGE         TOTAL
Balances
 January 1, 1998        410,000          $410          $15,895       ($15,526)       $779
<P>
Issuance of stock
 for services            12,000            12            1,488          1,500
<P>
Record 14 for 1
 forward stock split  5,486,000         5,486           (5,486)             0
<P>
Record 3 for 1
 forward stock split 11,816,000        11,816          (11,816)             0
<P>
Net loss for period                                                    (1,962)    (1,962)
        ---------------------------------------------------------------------------------
Balances
 December 31, 1998   17,724,000       $17,724              $81       ($17,488)      $317
<P>
Stock sold
 July 1, 1999            50,000            50           49,950                    50,000
<P>
Stock traded July 1, 1999
 for oil and
  gas property           35,000            35           34,965                    35,000
<P>
Net loss for period                                                 (390,630)   (390,630)
        ---------------------------------------------------------------------------------
Balances
 December 31, 1999   17,809,000       $17,809          $84,996      ($408,118) ($305,313)
Stock sold
 Jan.- March, 2000    1,471,500         1,471          226,281                   227,752
<P>
Net loss for period                                                   (89,756)   (89,756)
        ---------------------------------------------------------------------------------
Balances
 March 31, 2000      19,280,500       $19,280         $311,277      ($497,874) ($167,317)
        =================================================================================

            See Accountant's Report and Notes to Financial Statements
<P>
                          PANGEA PETROLEUM CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOWS
                 FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2000

Cash Flows from Operating Activities
     Net loss                                                  ($89,756)
     Adjustment to reconcile net loss to
      net cash used in operating activities:
      Amortization                                                   25
      Depreciation                                                4,474
      (Increase) in current assets                              (74,892)
      (Decrease) in current liabilities                         (13,496)
                                                               ---------
         Net cash used in operating activities                 (173,645)
<P>
Cash Flows from Investing Activities:
    (Purchases) of fixed assets                                 (23,000)
    Net cash provided (utilized) by investing activities        (23,000)
                                                               ---------
<P>
Cash Flows from Financing Activities:
   Proceeds from related company loans                            7,000
   Proceeds from sales of common stock                            1,471
                                                               ---------
   Additional paid-in capital                                   226,281
                                                               ---------
        Net cash provided (utilized) by
         financing activities                                   234,752
                                                               ---------
<P>
Net Increase in Cash and Equivalents                             38,107
<P>
Cash and equivalents, beginning of period                           343
                                                               ---------
<P>
Cash and Equivalents, end of Period                             $38,450
                                                               =========

  See Accountant's Report and Notes to Financial Statements
            PANGEA PETROLEUM CORPORATION
            (A Development Stage Company)
            Notes to Financial Statements
                    March 31, 2000
<P>
Note 1 - Going Concern
<P>
         As shown in the accompanying balance sheet, the Company has a negative deficit accumulated during the development stage in the amount of $408,118. As discussed below, the Company has operated as a development stage enterprise since its inception, March 11, 1997. The Company has devoted substantially all of its efforts to financial planning, raising capital, and developing markets. These factors create an uncertainty about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary, if the Company is unable to continue as a going concern.
<P>
Note 2 - Company History
         Zip Top, Inc. (the Company), a Colorado
Corporation, was incorporated March 11, 1997. The Company's purpose is the manufacturing, marketing and distributing a specialized line of kitchen accessories based on the Zip to , a multipurpose bottle and jar opener made of natural rubber and first sold in the 1950's.
<P>
         The Company has operated as a development stage enterprise since its inception by devoting substantially all of its efforts to product development, market development and raising capital to support these efforts.
<P>
         On December 11, 1998, the Company name was officially changed to Pangea Petroleum Corporation. The name change was based on the decision for the company to be primarily engaged in the acquisition, development, production, and exploration for, and the sale of petroleum products. This entry into the petroleum industry never came to pass.
<P>
         In May of 1999, Pangea Petroleum Corporation purchased the assets of WorldLink, USA, Inc. a Houston, Texas based internet company, from the Federal Bankruptcy Court, Southern District of Texas. The purchase price was booked at $162,000 for the assets, deposits, and goodwill. Pangea Petroleum Corporation assumed the management of WorldLink in June of 1999. During the period of June, 1999, through September, 1999, WorldLink obtained several sponsors to provide live concerts to the public through the internet. Two concerts were produced as planned, but deemed to be failures because of the lower than expected number of viewers and anticipated advertising revenues. Some of the sponsors have not paid their fees because of the failures.
<P>
         At this point, Pangea Petroleum Corporation purged the management and most of the Company staff. New directions and strategic goals were put into place for the Company by the new management. The sale of WorldLink became a primary goal (see subsequent events note).
<P>
Note 3 - Summary of Significant Accounting Policies
         This summary of significant accounting policies of Pangea Petroleum Corporation is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of management, who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.
<P>
                        (Continued)
<P>
             PANGEA PETROLEUM CORPORATION
             (A Development Stage Company)
             Notes to Financial Statements
                     March 31, 2000
<P>
Note 3 - Summary of Significant Accounting Policies
        (Continued)
<P>
Basis of
         Accounting - The financial statements of the Company are prepared using the accrual basis of accounting where as revenues are recognized when earned and expenses recognized when incurred.
<P>
         Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.
<P>
         Cash and Cash Equivalents - The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.
<P>
         Property and Equipment - Property and equipment are recorded at cost, less accumulated depreciation. Additions, renewals, and betterments are capitalized, whereas expenditures for maintenance and repairs are expressed. The costs and related accumulated depreciation of assets retired or sold are removed from the appropriate asset and depreciation accounts, and the resulting gain or loss is reflected in income. It is the policy of the Company to depreciate using accelerated methods for both financial reporting and tax purposes at rates based on the following useful lives:
<P>

                                                 Years
                                                 -----
Office equipment                                   7
WorldLink equipment                                7

<P>
         Organization Costs - Costs incurred in organizing the Company are being amortized over a sixty month period.
<P>
         Federal Income Taxes - The Company has adopted the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" to account for income taxes. This statement requires the establishment of a deferred tax asset or liability for the recognition of future deductible or taxable amounts and operating loss and tax credit carryforwards. Deferred tax expense or benefit is recognized as a result of the changes in the assets and liabilities during the year. The amount and timing of the reversal of the differences are estimated and actual amounts may differ from these amounts.
<P>
         Comparative Financial Information - The December 31, 1998 financial information is presented for comparative purposes only.
<P>
         Earnings per Share - Earnings per share is calculated by dividing the net loss for the period by the weighted average number of common shares outstanding.
<P>
Note 4 - Related Party Debt
         The Company's related party debt consists of two types liabilities. Related party is defined as a company with common ownership or a major stockholder. Pangea Petroleum Corporation has the following debts at December 31, 1999:
<P>
                         (Continued)
<P>
              PANGEA PETROLEUM CORPORATION
              (A Development Stage Company)
              Notes to Financial Statements
                       March 31, 2000
Note 4 - Related Party Debt (Continued):
<P>
         Account Payable - Affiliated Companies - This account balance consists of an accumulation of advances made by related parties for the purpose of funding operating expenses and normal costs of doing business.
<P>
         Note Payable to Related Company - This account consists of the advance for the purchase price of the WorldLink USA, Inc. assets. It is supported by a demand note in the amount of $162,000 dated June 7, 1999, and payable to Rapid Release Research, LLC. This note is secured by a security interest in and to the equipment, accounts receivable and inventory associated with WorldLink USA, Inc. Interest on this instrument is accrued at the stated rate of eight (8) percent through March 31, 2000.
<P>
Note 5 - Oil and Gas Property
         On July 1, 1999, the Company acquired a
non-producing South Texas oil and gas property in exchange for common stock. This property is in the development process, and therefore, has no known production nor reserves. It is therefore carried on the Company's books at the value at acquisition or $35,000.
<P>
         On March 9, 2000, the company entered into a contract to drill and develop oil and gas prospects on certain oil and gas leases in Webb County, Texas at a cost of $23,000, as of March 31, 2000.
<P>
Note 6 - Subsequent Events
         In December, 1999, verbal offers for the WorldLink USA, Inc. were received and negotiations pursued. This sale to Paradigm Advanced Technologies was approved, and negotiations continue to date.
<P>
         On April 26, 2000, Pangea Petroleum Corporation and Segway II corp. entered into an agreement for Pangea to acquire all of the outstanding shares of Segway at a cost of $75,000 and 5,000 shares of Pangea common stock and is to be closed as soon as possible.
<P>
                            -8-
<P>
             PANGEA PETROLEUM CORPORATION
             (A DEVELOPMENT STAGE COMPANY)
               DECEMBER 31, 1999 and 1998
                   TABLE OF CONTENTS
<P>

                                                                            PAGE
                                                                            ----
Independent Auditor's Report                                                   1
<P>
Financial Statements:
            Balance Sheet                                                      2
<P>
            Statement of Operations                                          3-4
<P>
            Statement of Stockholders' Equity                                  5
<P>
            Statement of Cash Flows                                            6
<P>
            Notes to the Financial Statements                                7-9
<P>

<P>
               Independent Auditor's Report
<P>
To The Board of Directors
Pangea Petroleum Corporation
6666 Harwin, Suite 545
Houston, Texas 77036
<P>
I have audited the accompanying balance sheets of Pangea Petroleum Corporation (a development stage company) as of December 31, 1999 and 1998, and the related statement of operations, changes in stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility Company's management. My responsibility is to express an opinion on these financial statements based on my audit.
<P>
I have conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.
<P>
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pangea Petroleum Corporation as of December 31, 1999 and 1998, and the results of its operations and cash flows for the years then ended, in conformity with generally accepted accounting principles.
<P>
The accompanying financial statements have been prepared assuming Pangea Petroleum Corporation will continue as a going concern. As shown in the financial statements, the Company has a deficit accumulated during the development stage of $408,118 through 1999 and 17,488 through 1998. The Company has operated as a development stage enterprise since its inception by devoting substantially all of its efforts to financial planning and raising capital. These conditions raise substantial doubt about the Company's continued existence. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.
<P>
James J. Taylor,
Certified Public Accountant
New Braunfels, Texas
<P>
February 15, 2000
(and as per Note 6,
 May 9, 2000)
<P>
<P>
               PANGEA PETROLEUM CORPORATION
               (A DEVELOPMENT STAGE COMPANY)
                       BALANCE SHEETS
                DECEMBER 31, 1999 and 1998

                                                    1999                 1998
                                                    ----                 ----
                                     ASSETS
<P>
Current Assets:
<P>
 Cash                                            $    343              $      0
 Accounts receivable:
  Trade                                            36,619
  Employees                                         1,258
  Less - Allowance for doubtful accounts          (29,868)
                                                  --------
     Net accounts receivable                        8,009
 Deferred tax asset                                65,261
                                                  --------              --------
     Total current assets                          73,613                     0
                                                  --------              --------
<P>
Fixed Assets:
 Office equipment                                  15,245
 Worldlink equipment                               61,000
 Oil and gas property                              35,000
 Less - Accumulated depreciation                  (12,774)
                                                  --------              --------
     Net fixed assets                              98,471                     0
                                                  --------              --------
<P>
Other Assets:
 Deposits                                             988
 Radio advertising credits                          1,000
 Worldlink goodwill                               100,000
 Organization expense (net of $283 amortization)      217                   317
                                                  --------              --------
     Net other assets                             102,205                   317
                                                  --------              --------
Total Assets                                     $274,289              $    317
                                                  ========              ========
<P>
                            -2-
                        LIABILITIES AND STOCKHOLDERS' EQUITY
<P>
Current Liabilities:
 Bank overdraft                                  $  5,931              $      0
 Accounts payable - trade                          51,052
 Accrued interest payable                           7,350
 Payroll taxes accrued and withheld                51,611
 Sales taxes payable                                  539
                                                  --------              --------
    Total current liabilities                     116,483                     0
<P>
Long-Term Liabilities
 Note payable to related company                  162,000                     0
                                                  --------              --------
<P>
Other Liabilities:
 Accounts payable - affiliated companies          301,119
                                                  --------              --------
    Total liabilities                             579,602                     0
                                                  --------              --------
<P>
Stockholders' Equity:
 Common stock ($0.001 par value, 50,000,000 shares authorized,
   17,809,000 shares outstanding at December 31, 1999,
   17,724,000 shares outstanding
   at December 31, 1998                            17,809                17,724
 Additional paid in capital                        84,996                    81
 Deficit accumulated during the
  development stage                              (408,118)              (17,488)
                                                  --------              --------
    Total stockholders' equity                   (305,313)                  317
                                                  --------              --------
Total Liabilities and Stockholders' Equity       $274,289              $    317
                                                  ========              ========

<P>
See Accountant's Report and Notes to Financial Statements
<P>
              PANGEA PETROLEUM CORPORATION
              (A DEVELOPMENT STAGE COMPANY)
      STATEMENTS OF OPERATION and ACCUMULATED DEFICITS
       FOR THE YEARS ENDED DECEMBER 31, 1999 and 1998

                                                    1999                 1998
                                                    ----                 ----
Revenues
  Web hosting and e-mail services               $  2,528              $      0
  Advertising income                                 751
  Production income                               30,151
                                                 --------              --------
   Total income                                   33,430                     0
<P>
Cost of Sales:
  Direct cost of sales                             2,008                     0
  Direct cost of sales - Hawaii                   57,385
                                                 --------              --------
   Total cost of sales                            59,393                     0
                                                 --------              --------
Gross Profit (Loss)                              (25,963)                    0
<P>
Operating Expenses:
  Advertising                                        900
  Amortization expense                               100                   100
  Bad debts                                       29,869
  Bank charges                                       576                    12
  Charitable contributions                         5,000
  Contracted services                             33,262
  Depreciation expense                            12,774
  Dues and subscriptions expense                   1,925
  Employee benefit programs expense                1,403
  Delivery and postage                               581
  Gift expense                                        52
  Medical insurance                                7,067
  Property insurance                               2,500
  Legal and professional expense                  24,793
  Consultants/contract labor                      14,650                 1,872
  Stock transfer fees                              4,005
  Stock registration fees                          6,000
  PR newswire                                      5,740
  Late payment fees                                   57
  Licenses expense                                   505
  Maintenance expense                              1,267
  Meals and entertainment                          1,269
  Office expense                                   6,169
  Office expense - software/equipment             10,145
  Payroll tax expense                             14,567
  Worldlink payroll tax expense                    3,344
  Rent or lease expense                           19,922
                                                  --------              --------
     Sub-total of Operating Expenses            $208,442                $1,984
<P>

                                -4-
<P>
               PANGEA PETROLEUM CORPORATION
              (A DEVELOPMENT STAGE COMPANY)
      STATEMENTS OF OPERATION and ACCUMULATED DEFICITS (Continued)
       FOR THE YEARS ENDED DECEMBER 31, 1999 and 1998

                                                    1999                 1998
                                                    ----                 ----
     Sub-Total of Operating Expenses            $208,442                $1,984
<P>
  Repairs                                          3,597
  Salaries expense                               154,674
  Supplies                                         7,385
  Telephone expense                                7,543
  Telephone expense - cell phone                   4,761
  Telephone maintenance                            6,731
  Travel expense                                  21,945
  Production expense                               7,500
                                                  --------              --------
     Total operating expenses                    422,578                 1,984
                                                  --------              --------
Net Income (Loss) from Operations              ($448,541)             ($ 1,984)
<P>
Other Income (Expenses):
 Interest income                                        0                    22
 Interest expense                                  (7,350)
                                                 ----------            ----------
          Total other income (expense)             (7,350)                   22
                                                 ----------            ----------
<P>
Net Income (Loss) before Income Tax Benefit      (455,891)               (1,962)
<P>
Income tax benefit                                 65,261                     0
                                                 ----------            ----------
<P>
Net Income (Loss)                                (390,630)               (1,962)
<P>
Accumulated deficit, beginning of period          (17,488)              (15,526)
                                                 ----------            ----------
<P>
Accumulated Deficit, End of Period              ($408,118)             ($17,488)
                                                 ==========            ==========
<P>
(Loss) per Share of Common Stock Outstanding     ($0.0220)             ($0.0001)
                                                 ==========            ==========
<P>
Weighted Average of Common Stock
 Shares Outstanding                            17,766,849            17,572,109
                                                 ==========            ==========

<P>
            See Accountant's Report and Notes to Financial Statements
<P>
<P>
                          PANGEA PETROLEUM CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                        STATEMENT OF STOCKHOLDERS' EQUITY
             FOR THE PERIOD OF JANUARY 1, 1998 to DECEMBER 31, 1999

                                                                     DEFICIT
                                                                    ACCUMULATED
                                                     ADDITIONAL        DURING
                             COMMON STOCK            PAID-IN       DEVELOPMENT
                        SHARES         AMOUNT        CAPITAL           STAGE         TOTAL
Balances
 January 1, 1998       410,000          $410         $15,895        ($15,526)       $779
<P>
Issuance of stock
 for services           12,000            12           1,488                       1,500
Record 14 for 1
forward stock split  5,486,000         5,486          (5,486)                          0
<P>
Record 3 for 1
forward stock split 11,816,000        11,816         (11,816)                          0
<P>
Net loss for period                                                  (1,962)      (1,962)
                    ----------       -------         -------        --------     --------
<P>
Balances
 December 31, 1998  17,724,000       $17,724             $81       ($17,488)        $317
<P>
Stock sold
 July 1, 1999           50,000            50          49,950                      50,000
<P>
Stock traded July 1, 1999
for oil and
gas property            35,000            35          34,965                      35,000
Net loss for period                                               (390,630)    (390,630)
------------------------------------------------------------------------------------------
<P>
Balances
December 31, 1999   17,809,000       $17,809         $84,996     ($408,118)   ($305,313)
                    ==========       =======         =======      ========     ========

<P>
            See Accountant's Report and Notes to Financial Statements
<P>
                                       -6-
<P>
                          PANGEA PETROLEUM CORPORATION
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 and 1998

                                              1999               1998
                                              ----               ----
<P>
Cash Flows from Operating Activities
  Net loss                                   ($390,630)         ($1,962)
  Adjustment to reconcile net loss to
   net cash used in operating activities:
    Amortization                                   100              100
    Stock issued for services                                     1,500
    Depreciation                                12,774
    (Increase) in current assets               (73,270)
    Increase in current liabilities            116,483
                                              --------           ------
    Net cash used in operating activities     (334,543)            (362)
<P>
Cash Flows from Investing Activities:
  (Purchases) of equipment                     (76,245)               0
  (Increase) in deposits                        (1,988)
  (Increase) in goodwill                      (100,000)
                                              --------           ------
   Net cash provided (utilized)
    by investing activities                  (178,233)               0
                                              --------           ------
<P>
Cash Flows from Financing Activities:
  Proceeds from related company notes         162,000                0
  Proceeds from related company loans         301,119
  Proceeds from sales of common stock              50
  Additional paid-in capital                   49,950
                                              --------           ------
   Net cash provided (utilized)
    by financing activities                   513,119                0
                                              --------           ------
<P>
Net Increase in Cash and Equivalents              343             (362)
<P>
Cash and equivalents, beginning of period           0              362
                                              --------           ------
<P>
Cash and Equivalents, end of Period          $    343           $    0
                                              ========           ======

            See Accountant's Report and Notes to Financial Statements
<P>
<P>
              PANGEA PETROLEUM CORPORATION
               (A Development Stage Company)
               Notes to Financial Statements
               December 31, 1999 and 1998
<P>
Note 1 - Going Concern
<P>
      As shown in the accompanying balance sheet, the Company has a negative deficit accumulated during the development stage in the amount of $408,118. As discussed below, the Company has operated as a development stage enterprise since its inception, March 11, 1997. The Company has devoted substantially all of its efforts to financial planning, raising capital, and developing markets. These factors create an uncertainty about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary, if the Company is unable to continue as a going concern.
<P>
Note 2 - Company History
<P>
     Zip Top, Inc. (the Company), a Colorado Corporation, was incorporated March 11, 1997. The Company's purpose is the manufacturing, marketing and distributing a specialized line of kitchen accessories based on the Zip to , a multipurpose bottle and jar opener made of natural rubber and first sold in the 1950's.
<P>
 The Company has operated as a development stage enterprise since its inception by devoting substantially all of its efforts to product development, market development and raising capital to support these efforts.
<P>
     On December 11, 1998, the Company name was officially changed to Pangea Petroleum Corporation. The name change was based on the decision for the company to be primarily engaged in the acquisition, development, production, and exploration for, and the sale of petroleum products. This entry into the petroleum industry never came to pass.
<P>
 In May of 1999, Pangea Petroleum Corporation purchased the assets of WorldLink, USA, Inc. a Houston, Texas based internet company, from the Federal Bankruptcy Court, Southern District of Texas. The purchase price was booked at $162,000 for the assets, deposits, and goodwill. Pangea
Petroleum Corporation assumed the management of WorldLink in June of 1999. During the period of June, 1999, through September, 1999, WorldLink obtained several sponsors to provide live concerts to the public through the internet.
Two concerts were produced as planned, but deemed to be failures because of the lower than expected number of viewers and anticipated advertising revenues. Some of the sponsors have not paid their fees because of the failures.
<P>
     At this point, Pangea Petroleum Corporation purged the management and most of the Company staff. New directions and strategic goals were put into place for the Company by the new management. The sale of WorldLink became a primary goal
(see subsequent events note).
<P>
Note 3 - Summary of Significant Accounting Policies
<P>
     This summary of significant accounting policies of Pangea Petroleum Corporation is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of management, who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.
<P>
                      (Continued)
                          -8-
<P>
          PANGEA PETROLEUM CORPORATION
          (A Development Stage Company)
          Notes to Financial Statements
           December 31, 1999 and 1998
<P>
Note 3 - Summary of Significant Accounting Policies
         (Continued)
<P>
     Basis of Accounting - The financial statements of the Company are prepared using the accrual basis of accounting where as revenues are recognized when earned and expenses recognized when incurred.
<P>
      Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.
Accordingly, actual results could differ from those estimates.
<P>
     Cash and Cash Equivalents - The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.
<P>
     Property and Equipment - Property and equipment are recorded at cost, less accumulated depreciation. Additions, renewals, and betterments are capitalized, whereas expenditures for maintenance and repairs are expensed. The costs and related accumulated depreciation of assets retired or sold are removed from the appropriate asset and depreciation accounts, and the resulting gain or loss is reflected in income. It is the policy of the Company to depreciate using accelerated methods for both financial reporting and tax purposes at rates based on the following useful lives:
<P>

                                        Years
                                        -----
   Office equipment                       7
   WorldLink equipment                    7

<P>
     Organization Costs - Costs incurred in organizing the Company are being amortized over a sixty month period.
<P>
     Federal Income Taxes - The Company has adopted the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" to account for income taxes. This statement requires the establishment of a deferred tax asset or liability for the recognition of future deductible or taxable amounts and operating loss and tax credit carryforwards. Deferred
tax expense or benefit is recognized as a result of the changes in the assets and liabilities during the year. The amount and timing of the reversal of the differences are estimated and actual amounts may differ from these amounts.
<P>
     Comparative Financial Information - The December 31, 1998 financial information is presented for comparative purposes only.
<P>
     Earnings per Share - Earnings per share is calculated
by dividing the net loss for the period by the weighted average number of common shares outstanding.
<P>
Note 4 - Related Party Debt
<P>
     The Company's related party debt consists of two types
liabilities.   Related party is defined as a company with
common ownership or a major stockholder. Pangea Petroleum Corporation has the following debts at December 31, 1999:
<P>
                      (Continued)
                         -9-
<P>
          PANGEA PETROLEUM CORPORATION
          (A Development Stage Company)
          Notes to Financial Statements
            December 31, 1999 and 1998
<P>
Note 4 - Related Party Debt (Continued):
<P>
     Account Payable - Affiliated Companies - This account balance consists of an accumulation of advances made by related parties for the purpose of funding operating expenses and normal costs of doing business. The Company's working capital position has deteriorated significantly during 1999. At December 31, 1999, the Company's liabilities are substantially in excess of its assets. The deterioration of working capital was caused by losses from operations and write-offs of accounts receivable deemed uncollectible. The Company continues to fund its working capital through advances from the related parties.
<P>
      Note Payable to Related Company - This account
consists of the advance for the purchase price of the WorldLink USA, Inc. assets. It is supported by a demand note in the amount of $162,000 dated June 7, 1999, and payable to Rapid Release Research, LLC. This note is secured by a security interest in and to the equipment, accounts receivable and inventory associated with WorldLink USA, Inc. Interest on this instrument is accrued at the stated rate of eight (8) percent through December 31, 1999.
<P>
Note 5 - Oil and Gas Property
<P>
     On July 1, 1999, the Company acquired a non-producing South Texas oil and gas property in exchange for common stock. This property is in the development process, and therefore, has no known production nor reserves. It is therefore carried on the Company's books at the value at acquisition or $35,000.
<P>
Note 6 - Financial Information
<P>
     Subsequent to the issuance of our audit report on
Pangea Petroleum Corporation for the year ended December 31, 1999, we were engaged to audit the previous year, 1998, for the Company. We are therefore reissuing our report dated February 15, 2000, to include the audited statements for the year 1998, dated May 9, 2000.
<P>
Note 7 - Subsequent Events
<P>
     In December, 1999, verbal offers for the WorldLink USA, Inc. were received and negotiations pursued. This sale to Paradigm Advanced Technologies was approved, with formal documentation to pe presented to the Company on March 1, 2000.
<P>
     At a meeting of the Board of Directors in January,
2000, the board approved the conversion of Rapid Release Research, LLC. And Martin R. Nathan and Assoc1iates debt to Pangea Petroleum Corporation stock.
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                          -10-
Index to Exhibits
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2.1     Stock Acquisition and Reorganization Agreement by
        and among Pangea Petroleum Corp. and Segway II Corp.
        dated April 26, 2000.
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3.1     Articles of Incorporation of Segway II Corp.*
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3.2     By-Laws of Segway II Corp. *
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17.1    Resignation Letter of Richard I. Anslow
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27.1.   Financial Data Schedule.
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*     Filed with Segway II Corp's Form 10-SB on February 11,
2000 (SEC File No. 0-29585)
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                          SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
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                          Segway II Corp.,
                          a New Jersey corporation
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                          By: /s/ Richard I. Anslow
                             ------------------------------
                                Richard I. Anslow
                                President
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DATED: September 28, 2000
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